UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 29, 2011

MEDICAL ALARM CONCEPTS HOLDING, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-153290	26-3534190
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
200 West Church Road, Suite B, King of Prussia, PA		19406
(Address of principal executive offices)		(Zip Code)

(877) 639-2929
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Medical Alarm Concepts Holding, Inc

Form 8-K – Filed on September 29, 2011

Item 1.01. Entry into a Material Definitive Agreement.

On August 29, 2011 the Company issued promissory notes to an accredited investor totaling $3,000.00 for the Company, a form which is convertible into shares of the Company’s common stock at a fixed conversion price equal to the lesser of the fixed conversion price of $0.0041, or seventy five percent (75%) of the average of the closing bid price of the common stock as reported by Bloomberg LP for the principal market for the 5 trading days preceding the conversion date.  As part of this transaction the Company also issued to the subscriber a warrant to purchase an additional 731,707 shares of common stock at $0.0041.

On September 2, 2011 the Company issued promissory notes to an accredited investor totaling $5,000.00 for the Company, a form which is convertible into shares of the Company’s common stock at a fixed conversion price equal to the lesser of the fixed conversion price of $0.0041, or seventy five percent (75%) of the average of the closing bid price of the common stock as reported by Bloomberg LP for the principal market for the 5 trading days preceding the conversion date.  As part of this transaction the Company also issued to the subscriber a warrant to purchase an additional 1,219,512 shares of common stock at $0.0041.

On September 7, 2011 the Company issued promissory notes to an accredited investor totaling $12,500.00 for the Company, a form which is convertible into shares of the Company’s common stock at a fixed conversion price equal to the lesser of the fixed conversion price of $0.0041, or seventy five percent (75%) of the average of the closing bid price of the common stock as reported by Bloomberg LP for the principal market for the 5 trading days preceding the conversion date.  As part of this transaction the Company also issued to the subscriber a warrant to purchase an additional 3,048,780 shares of common stock at $0.0041.

The securities described above were issued to “accredited” investors, as such term is promulgated by the SEC. In reliance upon such accredited investor’s representation as an “accredited investor,” among other representations, the offer and issuance of the securities described above are exempt from the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereof and in reliance upon Rule 506 of Regulation D promulgated by the SEC.

As additional consideration for the investment, on September 16, 2011 the Company entered into an agreement with the holders (“Noteholders”) of the Secured Convertible Promissory Notes (“Notes”) and the associated Class A Common Stock Purchase Warrants (“Warrants”) dated approximately March 2009, June 2011, July 2011 and August 2011 to modify certain terms of these Notes and Warrants. The Noteholder and the Company have each separately determined that it is in the parties’ collective best interests to amend the Subscription Agreement and the Warrants pursuant to the terms of amendment document. The noteholders have agreed to invest additional funds into the Company to be used for general working capital purposes, inventory procurement, media purchasing, research and development, and other corporate purposes. Noteholder has agreed to invest additional funds into MDHI in the form of additional convertible promissory notes and/or common shares in order to prevent the Company from moving into insolvency and to fund working capital requirements, purchase inventory, and to fund general corporate functions. Under the terms of the agreement the maturity date of the warrants is extended to five years from the date hereof and the maturity date of the notes extended for two years from the date hereof.  As further consideration of the substantial investment, the Fixed Conversion Price of the Notes and the Exercise Price of the Warrants shall adjust to two one hundredths of one cent ($0.0002). Additionally, The Noteholder agrees to waive any provision that would prohibit the Company from filing a registration statement with respect to any shares issued to accredited investors subsequent to the date hereof.

On September 16, 2011 the Company issued promissory notes to an accredited investor totaling $85,000.00 for the Company, a form which is convertible into shares of the Company’s common stock at a fixed conversion price equal to the lesser of the fixed conversion price of $0.0002, or seventy five percent (75%) of the average of the closing bid price of the common stock as reported by Bloomberg LP for the principal market for the 5 trading days preceding the conversion date.  As part of this transaction the Company also issued to the subscriber a warrant to purchase an additional 20,731,707 shares of common stock at $0.0041.

The securities described above were issued to “accredited” investors, as such term is promulgated by the SEC. In reliance upon such accredited investor’s representation as an “accredited investor,” among other representations, the offer and issuance of the securities described above are exempt from the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereof and in reliance upon Rule 506 of Regulation D promulgated by the SEC.

On September 19, 2011 the Company entered into an agreement with its management team. The agreement outlines the management team’s position and duties, compensation and methodology for calculation, procedures for termination of the agreement for “Cause”, and noncompetition agreement. Under the terms of the agreement, The Management Team will be issued restricted common shares equal to 27% of Employers outstanding common stock, and which includes stock previously issued by the Company. The Company's Board of Directors will vote at a later date regarding the allocation of these shares amongst the management team members.  The Management Team’s 27% common stock ownership shall be protected through anti-dilution provisions.  If the Company issues additional shares through financings or for any other reasons, additional common stock will be issued to the Management Team to maintain their original 27% common stock ownership, less any shares previously sold.

On September 21, 2011 the Company issued promissory notes to an accredited investor totaling $8,000.00 for the Company, a form which is convertible into shares of the Company’s common stock at a fixed conversion price equal to the lesser of the fixed conversion price of $0.0018, or seventy five percent (75%) of the average of the closing bid price of the common stock as reported by Bloomberg LP for the principal market for the 5 trading days preceding the conversion date.  As part of this transaction the Company also issued to the subscriber a warrant to purchase an additional 4,444,444 shares of common stock at $0.0018.

On September 26, 2011 the Company issued promissory notes to an accredited investor totaling $11,250.00 for the Company, a form which is convertible into shares of the Company’s common stock at a fixed conversion price equal to the lesser of the fixed conversion price of $0.0018, or seventy five percent (75%) of the average of the closing bid price of the common stock as reported by Bloomberg LP for the principal market for the 5 trading days preceding the conversion date.  As part of this transaction the Company also issued to the subscriber a warrant to purchase an additional 6,250,000 shares of common stock at $0.0018.

The securities described above were issued to “accredited” investors, as such term is promulgated by the SEC. In reliance upon such accredited investor’s representation as an “accredited investor,” among other representations, the offer and issuance of the securities described above are exempt from the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereof and in reliance upon Rule 506 of Regulation D promulgated by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 29, 2011		MEDICAL ALARM CONCEPTS HOLDING, INC.

	By:	/s/ Howard Teicher
Howard Teicher
Chief Executive Officer